Exhibit 2.1

Share Sale Deed

Foothills Rare Earths Limited

between

The parties listed in Part A and Part B of Schedule 1

(each a Seller and collectively Sellers)

and

Perpetual Nominees Limited

(ACN 000 733 700)

(Trustee)

and

The parties listed in Schedule 2

(each an Optionholder and collectively Optionholders)

and

Rare Earths Americas Ltd.

(Registration number 419111)

(Buyer)

and

Foothills Rare Earths Limited

(ACN 645 424 979)

(Company)

Table of contents

1	Definitions and interpretation		1
	1.1	Definitions	1
	1.2	Interpretation	6
	1.3	Trustee	7
	1.4	Liability of the Participating Sellers	7
	1.5	Liability of the Participating Optionholders	8
	1.6	Participating Sellers' knowledge and awareness	8
	1.7	Sellers' Representative	8
	1.8	Binding agreement	9
2	Sale and purchase of Completion Sale Shares		9
	2.1	Sale and purchase	9
	2.2	Waiver of pre-emptive rights	9
	2.3	Buyer obligations interdependent	10
	2.4	Title, property and risk	10
3	Consideration		10
	3.1	Consideration	10
	3.2	Application for Consideration Shares	10
	3.3	Rights attaching to Consideration Shares	10
4	Condition Precedent		10
	4.1	Condition Precedent to Completion	10
	4.2	Waiver	10
	4.3	Failure to satisfy Condition Precedent	10
	4.4	Effect of termination	11
5	Completion		11
	5.1	Time and place for Completion	11
	5.2	Completion	11
	5.3	Notice to complete	11
	5.4	Simultaneous actions on Completion	11
	5.5	Conditions of Completion	11
	5.6	Interdependency with Interdependent Transaction	12
6	Post Completion		12
	6.1	Title, property and risk	12
	6.2	Exercise of rights of registered shareholder	12
7	Options		12
	7.1	Restrictions on Dealing	12
	7.2	Cancellation of Options	12
	7.3	Consideration	13
	7.4	Release	13
	7.5	Representations and Warranties	13
	7.6	Option Exercise Adjustment	14
8	Warranties		15
	8.1	Warranties	15
	8.2	Qualifications	15
	8.3	Reliance and survival	15
	8.4	Buyer’s acknowledgment	15
	8.5	Indemnities	16
9	Limitation on Claims		16
	9.1	Time limit on Claims	16
	9.2	General limitations	16
	9.3	Threshold for Relevant Claims	16
	9.4	Maximum aggregate liability for Relevant Claims	16

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Page ii

	9.5	Exclusions	17
	9.6	No liability where breach	17
	9.7	No limitations	17
	9.8	No double recovery	17
	9.9	Independence	17
	9.10	Survival	17
	9.11	Mitigation	17
10	Confidentiality and announcements		17
	10.1	Confidentiality obligation	17
	10.2	Disclosure of confidential information	18
	10.3	Excluded Information	18
	10.4	Business Confidential Information	18
	10.5	No disclosure of Business Confidential Information	18
	10.6	Business Confidential Information is not Excluded Information	18
	10.7	Announcements	18
	10.8	Survival	19
11	GST		19
	11.1	Definitions	19
	11.2	GST	19
12	Notices		19
	12.1	Form of Notice	19
	12.2	Address for service	20
13	General		20
	13.1	Further assurances	20
	13.2	Severability	20
	13.3	Non-merger of provisions	21
	13.4	Waiver	21
	13.5	Prohibition or enforceability	21
	13.6	Entire Agreement	21
	13.7	No amendments without agreement	21
	13.8	Assignment	21
	13.9	Costs, expenses and stamp duty	21
	13.10	Counterparts	21
	13.11	Electronic execution	22
	13.12	Language	22
	13.13	Governing law and jurisdiction	22

Schedule 1	23
Sellers	23
Schedule 2	36
Options	36
Schedule 3	41
Completion obligations	41
Schedule 4	42
Sellers Warranties	42
Schedule 5	45
Buyer Warranties	45
Schedule 6	47
Terms and Conditions of Replacement Warrants	47

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This deed is made on [insert date] 2025

between	The parties listed in Part A and Part B of Schedule 1 (each a Seller and collectively Sellers)
and	Perpetual Nominees Limited ACN 000 733 700 of Level 18, 123 Pitt Street, Sydney New South Wales, Australia 2000 (Trustee)
and	The parties listed in Schedule 2 (each an Optionholder and collectively Optionholders)
and	Rare Earths Americas Ltd c/o Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, George Town, Grand Cayman, Cayman Islands, KY1-1106 (Buyer)
and	Foothills Rare Earths Limited ACN 645 424 979 of Level 9, 28 The Esplanade, Perth Western Australia, Australia 6000 (Company)

Recitals

A.
The Sellers (other than the Beneficial Holders) and the Trustee are the registered holders of the Sale Shares.
B.
Legal title to the Trustee Sale Shares is held by the Trustee as bare trustee in accordance with the terms of the Nominee Services Agreements and Bare Trust Deed Polls.
C.
The Optionholders are the registered holders of the Options.
D.
The Participating Sellers have each agreed to sell, and the Buyer has agreed to buy, the Completion Sale Shares on the terms and conditions of this deed.
E.
The Trustee has been directed by each Beneficial Holder (that is also a Participating Seller) to transfer their respective Trustee Sale Shares to the Buyer on the terms and conditions of this deed.
F.
Each Participating Optionholder irrevocably agrees to the cancellation of their Options on and subject to the terms and conditions of this deed.
G.
The Company is a party to this deed for the purposes of clauses 1.7 and 7 only.

It is agreed as follows:

1.
Definitions and interpretation
1.1.
Definitions

In this deed:

2025 Option means an option granted to an Optionholder (as applicable) to acquire Shares, having an exercise price of A$0.25 per Share and an expiry date of 31 December 2025.

2029 Option means an option granted to an Optionholder (as applicable) to acquire Shares, having an exercise price of A$0.125 per Share and an expiry date of 30 September 2029.

AMBPL means Alpha Minerals Brazil Paricipacoes Ltda.

ASX means ASX Limited or the Australian Securities Exchange, as the context requires.

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Bare Trust Deed Polls means the deed polls executed by each Beneficial Holder in favour of the Trustee, pursuant to which the relevant Beneficial Holder appoints the Trustee to hold its Shares on bare trust.

Beneficial Holders means the beneficial holders of the Trustee Sale Shares (as listed in Part B of Schedule 1).

Business means the business carried out by the Company as at the date of this deed, being rare earths mineral exploration in Georgia, United States.

Business Confidential Information has the meaning given in clause 10.4.

Business Day means a day on which banks are open for general banking business in Western Australia and Cayman Islands, excluding Saturdays, Sundays or public holidays.

Buyer Warranties means the warranties given by the Buyer in favour of the Participating Sellers as set out in Schedule 5.

Claim means any allegation, cause of action, claim or demand of any nature however arising and whether present or future, fixed or unascertained, actual or contingent whether at law, in equity, under statute or otherwise.

Company Secretary means the person appointed as the company secretary of the Company at the relevant time.

Completion means the completion of the sale and purchase of the Completion Sale Shares in accordance with clause 5.

Completion Date means the date on which the Condition Precedent is satisfied or waived (in accordance with clause 4.4), or such other date as may be agreed in writing by the Buyer and the Sellers.

Completion Sale Shares means:

(a)
the Sale Shares held by the Participating Sellers, and
(b)
the Trustee Sale Shares (to the extent that the relevant Beneficial Holders are Participating Sellers).

Condition Precedent means the execution of this deed by or on behalf of such number of Participating Sellers who hold, in aggregate, at least 90% of the Sale Shares.

Condition Precedent End Date means 31 August 2026 or any later date agreed in writing by the Buyer and the Sellers.

Consequential Loss means any:

(a)
special, indirect, incidental or punitive loss or damage (including loss of profits or savings, loss of opportunity, loss or damage to or corruption of data, loss of goodwill, loss of reputation), whether arising in equity, for breach of contract, tort (including negligence), breach of statutory duty, indemnity or otherwise; or
(b)
loss not in the ordinary contemplation of the parties upon entering into this deed.

Consideration means the total amount to be paid by the Buyer to the Sellers, which corresponds to the number of Consideration Shares having an aggregate value of equivalent to A$28,052,670, as may be further adjusted in accordance with the Option Exercise Adjustment.

Consideration Shares means up to 2,805,267 ordinary shares of US$0.0001 par value each, for a total subscription amount attributable to the Consideration Shares equivalent to the Consideration, credited as fully paid, in the capital of the Buyer, as may be further adjusted in accordance with the Option Exercise Adjustment.

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Corporations Act means the Corporations Act 2001 (Cth).

Controller is a receiver, or receiver and manager, or any other person in possession or control of a corporation's property for the purpose of enforcing a charge.

Deal in relation to an Option, means to sell, assign, transfer, grant an Encumbrance over or a right in, or otherwise dispose of, or agree or offer to do the same, in relation to that Option or any legal, beneficial or economic interest in that Option and Dealt and Dealing have a corresponding meaning.

Disclosing Party means the party disclosing information that is the subject of clause 10.

Duty means any stamp, transaction or registration duty or similar charge imposed by any Government Agency and includes any interest, fine, penalty, charge or other amount imposed in respect of the above but excludes any Tax.

Effective Date means the date on which the Condition Precedent is satisfied or waived (in accordance with clause 4.2).

Encumbrance means any mortgage, charge, lien, restriction against transfer, pledge, trust, power, profit a prendre, easement, deposit, hypothecation, arrangement for retention of title, encumbrance and any other security interest, whether or not registered, including a right, interest, power or arrangement in relation to an asset which in substance provides security for the payment or satisfaction of a debt, obligation or Liability.

Excluded Information means information which is in or becomes part of the public domain other than through breach of this document or an obligation of confidence owed to the Disclosing Party or any Related Body Corporate of the Disclosing Party.

Fairly Disclosed means, in relation to a fact, matter, circumstance or information, a disclosure sufficient in detail and content and made in a manner and context to enable a reasonable purchaser, experienced in transactions of the nature of the sale the subject of this deed, to reasonably be aware of and understand the substance and significance of the fact, matter, circumstance or information.

Government Agency means any government or governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity whether foreign, Federal, State, Territorial or local.

GST means goods and services tax under the GST Law.

GST Act means A New Tax System (Goods and Services Tax) Act 1999 (Cth).

GST Law has the same meaning in the GST Act.

Interdependent Transaction means the REA Sale.

Liability includes all liabilities, claims, debts, obligations, losses, damages, costs, interest, fees, penalties, fines, assessments, forfeiture and expenses of whatever description (whether actual, contingent or prospective).

Loss means any loss, Liability, damage, charges, payments, cost or expense (whether direct, indirect or consequential and whether accrued or paid) including legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties, but not Consequential Loss.

M&As means the Buyer’s memorandum and articles of association.

Nominee Services Agreements means the agreement between the Company and the Trustee dated 23 May 2025, pursuant to which the Company established a nominee facility under which Shares are to held on separate bare trusts for the Beneficial Holders.

Non-Participating Optionholders means the Optionholders that do not execute this deed.

Non-Participating Sellers means the Sellers that do not execute this deed.

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Option means a 2025 Option and / or a 2029 Option.

Option Exercise Adjustment has the meaning given in clause 7.6.

Option Cancellation Date means the date on which all Options held by the Participating Optionholders are cancelled and all Replacement Warrants are issued to the Participating Optionholders (as applicable).

Optionholders means the parties listed in Schedule 2, being the holders of the Options.

Optionholders Warranties means the warranties given by the Participating Optionholders in favour of the Buyer as detailed in clause 7.5.

Option Terms means the terms on which the Options are issued.

Participating Optionholders means the Optionholders that execute this deed.

Participating Parties means the Participating Sellers, Participating Optionholders, Trustee and Buyer.

Participating Sellers means the Sellers that execute this deed.

Private Offer means the Buyer’s offer of the Private Offer Shares to certain sophisticated and professional investors to raise up to AUD20,000,000 (or such higher amount that the Buyer may in its sole discretion agree to accept on account of oversubscriptions) to fund, among other things, the Buyer’s initial public offering (IPO), mining project option payments, and general working capital.

Private Offer Completion means completion of the Private Offer in accordance with its terms.

Private Offer Shares means up to 2,000,000 ordinary shares of US$0.0001 par value each, credited as fully paid, in the capital of the Buyer.

REA means Rare Earths Americas Limited (ACN 664 370 254).

REA Sale means the sale by REA, and the purchase by the Buyer, of all of the shares in AMBPL, with consideration for the sale being the issue of the REA Sale Consideration Shares by the Buyer to REA, in accordance with the REA Sale Agreement.

REA Sale Agreement means the share sale agreement to be entered into between REA (as seller) and the Buyer (as buyer) on or about the date of this deed in respect of the purchase by the Buyer of all of the shares in AMBPL.

REA Sale Completion means completion of the REA Sale in accordance with the REA Sale Agreement.

REA Sale Consideration means the total amount to be paid by the Buyer to REA, which corresponds to the number of REA Sale Consideration Shares equivalent to A$93,750,000.

REA Sale Consideration Shares means 9,375,000 ordinary shares of US$0.0001 par value each, in the amount in US$ for a total subscription amount attributable to the REA Sale Consideration Shares equivalent to the REA Sale Consideration, credited as fully paid, in the capital of the Buyer.

Receiving Party means the party receiving information that is the subject of clause 10.

Records means all original and certified copies of the books, records, documents, information, accounts and data (whether machine readable or in printed form) owned by or relating exclusively to the Company (including the property of the Company) and any source material used to prepare them.

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Related Body Corporate where a body corporate is:

(a)
a holding company of another body corporate; or
(b)
a subsidiary of another body corporate; or
(c)
a subsidiary of a holding company of another body corporate,

the first-mentioned body and the other body are related to each other.

Replacement Warrants means Replacement 2025 Warrant and Replacement 2029 Warrant.

Replacement 2025 Warrant means a right to acquire ordinary shares of US$0.0001 par value each in the Buyer for A$13.41 per share with an expiry date of 31 December 2025 on the terms and conditions detailed in schedule 6 part 1.

Replacement 2029 Warrant means a right to acquire ordinary shares of US$0.0001 par value each in the Buyer for A$6.70 per share with an expiry date of 30 September 2029 on the terms and conditions detailed in schedule 6 part 2.

Representative of a person or entity means its officers, employees, agents, advisers, partners, consultants, members and financiers.

Respective Proportion means for each Seller:

(a)
if all Sellers are Participating Sellers and no Options are exercised, the percentage set out alongside its name in column six of Schedule 1, being its proportionate beneficial shareholding in the Company as at the Effective Date; or
(b)
if not all Sellers are Participating Sellers and / or if some Options are exercised, its proportionate beneficial shareholding in the Company as at the Effective Date relative to all Completion Sale Shares.

Restraint Period means the period commencing on the date of this deed and ending on the earlier of the termination of this deed and the Option Cancellation Date.

Sale Shares means:

(a)
the Shares beneficially held by the Sellers as detailed in column three of Schedule 1, being, in aggregate, 100% of the issued capital of the Company as at 15 June 2025; plus
(b)
any Shares that are issued prior to Completion on account of the exercise of an Option.

Securities Act means the U.S. Securities Act of 1933, as amended.

Sellers' Representative means the Company.

Sellers Warranties means the warranties given by the Sellers and the Trustee (as applicable) in favour of the Buyer as set out in Schedule 4.

Share means a fully paid ordinary share in the capital of the Company.

Shareholder means a holder of a Share.

Tax means any tax, levy, charge, impost, fee, deduction or withholding, which is assessed, levied, imposed or collected by any Government Agency and includes any tax payable under the GST Act or any interest, fine, penalty, charge, fee or any other amount imposed in addition to, or in respect of any of the above but excludes Duty.

Title and Capacity Warranties means the Sellers Warranties set out in item 1 of Schedule 4.

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Transaction Documents means:

(a)
this deed;
(b)
any document which the Buyer and the Sellers agree in writing is a Transaction Document for the purposes of this definition; and
(c)
any document entered into for the purposes of varying, replacing or novating any of the above.

Trustee Sale Shares means:

(a)
the Sale Shares that are beneficially held by the Beneficial Holders as detailed in Part B of Schedule 1; and
(b)
any Shares that are issued prior to Completion on account of the exercise of an Option by a Beneficial Holder.

Warranty means, where given by:

(a)
the Sellers, each of the Seller Warranties, or any two or more of them as the context requires or permits;
(b)
the Trustee, each Title and Capacity Warranty, or any two or more of them as the context requires or permits;
(c)
the Optionholders, each of the Optionholder Warranties, or any two or more of them as the context requires or permits; and
(d)
the Buyer, each of the Buyer Warranties, or any two or more of them as the context requires or permits.
1.2.
Interpretation

In this deed, unless the context otherwise requires:

(a)
headings and bold type are for convenience only and do not affect the interpretation of this deed;
(b)
the Background, the Schedules, the Execution Page and the Annexures (if any) are each incorporated in and form part of this deed;
(c)
a reference to the singular includes the plural and vice versa;
(d)
a reference to a given gender includes all other genders;
(e)
other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning;
(f)
use of the word including and similar expressions are not, nor are they to be interpreted as, words of limitation;
(g)
a reference to a person includes a natural person, a company or other entities recognised by law;
(h)
a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislation or legislative provision substituted for, that legislation or legislative provision;
(i)
a reference to any governmental or statutory body includes any body which replaces, succeeds to the relevant powers and functions of, or which serves substantially the same purposes or objects as such body;

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(j)
a reference to any agreement or document is to that agreement or document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;
(k)
a reference to any thing is a reference to the whole or any part of it and a reference to a group of things or persons is a reference to any one or more of them;
(l)
a reference to writing includes any mode of reproducing words, figures or symbols in tangible and permanently visible form and includes email;
(m)
a reference to Australian dollars, dollars, $, A$, $A or AUD is a reference to the lawful currency of the Commonwealth of Australia;
(n)
a reference to United States dollars, US$ or USD is a reference to the lawful currency of the United States of America;
(o)
all references to parties are to the parties to this deed;
(p)
a reference to a party includes the party’s executors, administrators, successors and permitted assigns;
(q)
a reference to time is a reference to Perth, Australia time;
(r)
if a period of time dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;
(s)
if the time for performing an obligation under this deed expires on a day which is not a Business Day, then time is extended until the next Business Day;
(t)
if an act prescribed under this deed to be done by a party on or by a given day is done after 5.00pm on that day, it is taken to be done on the next Business Day; and
(u)
no provision of this deed will be construed adversely to the other party because that party was responsible for the preparation of this deed or that provision.
1.3.
Trustee

The parties acknowledge and agree that:

(a)
the Trustee is a party to this deed only in its capacity as the legal holder of the Trustee Sale Shares (as bare trustee on behalf of each Beneficial Holder pursuant to a bare trust deed entered into by the relevant Beneficial Holder); and
(b)
notwithstanding any other provisions of this deed, the Trustee has no obligations or liability under or in connection with this deed other than to:
(i)
give the Title and Capacity Warranties to the extent expressly stated to be given by the Trustee; and
(ii)
transfer the Trustee Sale Shares that are Completion Sale Shares to the Buyer in accordance with the terms of this deed.
(c)
The Trustee is not bound by the terms of this deed in respect of any Trustee Sale Shares held by Beneficial Holders that are Non-Participating Sellers.
1.4.
Liability of the Participating Sellers
(a)
Notwithstanding any other provisions of this deed (other than clause 1.3(b)):
(i)
subject to clauses 1.4(a)(ii) and 1.4(b), the liability of the Participating Sellers and the Trustee under or in connection with this deed is several (and not joint and several);

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(ii)
each Participating Seller will be solely liable:
(A)
for any breach by it of a Title and Capacity Warranty; and
(B)
any other breach of this deed solely attributable to that Participating Seller,

and no Participating Seller will have any liability in respect of a breach of any other Participating Party's Title and Capacity Warranties; and

(iii)
the Trustee will be solely liable for:
(A)
for any breach by it of a Title and Capacity Warranty; and
(B)
any other breach of this deed solely attributable to the Trustee,

and the Trustee will have any liability in respect of a breach of any other Participating Party's Title and Capacity Warranties.

(b)
In circumstances where all Participating Sellers share liability, the maximum amount recoverable by the Buyer from any individual Participating Seller in connection with any Claim is the Respective Proportion of that Participating Seller of the aggregate amount recoverable by the Buyer from all Participating Sellers in connection with that Claim, and in no event will the liability of a Participating Seller for any Claim under or in connection with this deed exceed its Respective Proportion of the Claim.
1.5.
Liability of the Participating Optionholders

Notwithstanding any other provisions of this deed, each Participating Optionholder will be solely liable for any breach by that Participating Seller of:

(a)
an Optionholder Warranty; and
(b)
any other breach of this deed solely attributable to that Participating Optionholder.
1.6.
Participating Sellers' knowledge and awareness

Where a Sellers Warranty is given "so far as the Sellers are aware" or with a similar qualification as to the Sellers’ awareness or knowledge, the Participating Sellers will be deemed to know or be aware of a particular fact, matter or circumstance only if the Company's Company Secretary, as at the date of this deed, was actually aware of that fact, matter or circumstance or ought reasonably to have been aware of it (having made reasonable enquiries and having access to the Records and the Company’s employees and advisors in the ordinary course).

1.7.
Sellers' Representative
(a)
The Participating Sellers and Participating Optionholders irrevocably and unconditionally jointly appoint and authorise the Sellers' Representative to be their attorney, agent and representative and to act on their behalf and do any or all acts, matters or things which the Sellers’ Representative in its sole discretion considers necessary, convenient or appropriate to give effect to this deed or any act or document contemplated by this deed, including:
(i)
to give or receive any notice, including direction or waiver required to be given in writing, under this deed on behalf of the Participating Sellers and Participating Optionholders or any one of them (including any waiver pursuant to clause 4.2);
(ii)
to receive on behalf of the Participating Sellers and Participating Optionholders or any of them any document which the Buyer gives or delivers in respect of the transactions contemplated by this deed;
(iii)
to agree any amendment or variation to this deed or any document contemplated by this deed;

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(iv)
to agree or negotiate any Claim in respect of this deed or any document contemplated by this deed, including any claim in respect of the Sellers Warranties and / or Optionholders Warranties (as applicable) or in respect of any indemnity set out in this deed or any document contemplated by this deed; and
(v)
to receive any payments due to the Participating Sellers and / or Participating Optionholders or any of them made by the Buyer or any other person under this deed or any document contemplated by this deed (other than the issue of the Consideration Shares and Replacement Warrants), and each Participating Seller and each Participating Optionholder agrees to be bound by the actions of the Sellers’ Representative.

(b)
The Sellers’ Representative has such powers and authority as are necessary to exercise the rights of, or give or receive any notices on behalf of any Participating Seller or Participating Optionholder under this deed.
(c)
Any notice or document that is required to be served on the Sellers’ Representative is taken to be properly served on the Sellers’ Representative if the notice or document is served on the Sellers’ Representative in accordance with clause 12.
(d)
Service on the Sellers’ Representative in accordance with clause 1.7(c) constitutes proper service of process on any or all of the Participating Sellers and Participating Optionholders for the purposes of this deed.
(e)
The Buyer is entitled to deal solely with, and rely on any decision, action, consent or instruction of the Sellers' Representative acting in such capacity and done in accordance with the provisions of this clause 1.7 as being a decision, action, consent or instruction of each and every Participating Seller and Participating Optionholder.
1.8.
Binding agreement

With effect on and from the Effective Date, and subject to the Buyer and Trustee entering into this deed, each Participating Seller, each Participating Optionholder, the Buyer and the Trustee is bound to this deed notwithstanding any Non-Participating Sellers or Non-Participating Optionholders.

2.
Sale and purchase of Completion Sale Shares
2.1.
Sale and purchase

Subject to clause 4, on the Completion Date, the Participating Sellers and the Trustee agree to sell the Completion Sale Shares to the Buyer and the Buyer agrees to buy the full legal and beneficial interest in and to the Completion Sale Shares from the Participating Sellers and Trustee:

(a)
for the consideration set out in clause 3.1;
(b)
free from any Encumbrance;
(c)
with all rights, including dividend rights, attaching to or accruing to them on and from the Completion Date; and
(d)
on the terms and conditions of this deed.
2.2.
Waiver of pre-emptive rights

Each Participating Seller and the Trustee consent to the sale and purchase contemplated in clause 2.1 and irrevocably waive in favour of the Buyer any rights of pre-emption that it has, or may have, in respect of the Completion Sale Shares, whether conferred by the constituent documents of the Company or otherwise.

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2.3.
Buyer obligations interdependent

The obligation of the Buyer to buy any Completion Sale Shares under this deed is conditional and interdependent on the completion by the Buyer of the purchase of all Completion Sale Shares and the Buyer is not obliged to complete the purchase of any Completion Sale Shares unless it completes the purchase of all of the Completion Sale Shares simultaneously.

2.4.
Title, property and risk

The title to, property in and risk of the Completion Sale Shares:

(a)
until Completion, remains solely with the Participating Sellers or the Trustee (as the case may be); and
(b)
passes to the Buyer on and from Completion.
3.
Consideration
3.1.
Consideration

The consideration for the sale by the Participating Sellers and the Trustee of the Completion Sale Shares to the Buyer is the Consideration, which will be satisfied by the allotment and issue of the Consideration Shares by the Buyer to the Participating Sellers in accordance with this deed.

3.2.
Application for Consideration Shares

Execution of this deed by a Participating Seller constitutes that Seller’s irrevocable:

(a)
application for the Consideration Shares to be issued to the Participating Seller in accordance with this deed;
(b)
consent to being named in the register of members of the Buyer in respect of the Consideration Shares; and
(c)
consent to being bound by the M&As.
3.3.
Rights attaching to Consideration Shares

The Consideration Shares are subject to the M&As and will rank equally in all respects with the existing ordinary shares of US$0.0001 par value each in the issued and outstanding share capital of the Buyer when the Consideration Shares are issued.

4.
Condition Precedent
4.1.
Condition Precedent to Completion

The parties’ obligations to complete the sale and purchase of the Completion Sale Shares is subject to and conditional upon the satisfaction or waiver (in accordance with clause 4.2) of the Condition Precedent.

4.2.
Waiver

The Condition Precedent may only be waived in writing by the Buyer and will be effective only to the extent specifically set out in that waiver.

4.3.
Failure to satisfy Condition Precedent

A Participating Party may terminate this deed by giving notice in writing to the other parties if the Condition Precedent is not satisfied, or waived in accordance with clause 4.2, before 5.00pm on the Condition Precedent End Date.

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4.4.
Effect of termination

On termination of this deed under clause 4.3:

(a)
this clause 4.4 and clauses 1 (Definitions and Interpretation), 10 (Confidentiality and announcements), 12 (Notices) and 13 (General) continue to apply;
(b)
accrued rights and remedies of a party are not affected; and
(c)
subject to clauses 4.4(a) and 4.4(b), the parties are released from further performing their obligations under this deed.
5.
Completion
5.1.
Time and place for Completion

Subject to the satisfaction or waiver of the Condition Precedent, Completion must take place by electronic means at 11:00am (AEST) on the Completion Date or such other place, date or time agreed in writing between the parties.

5.2.
Completion

The Participating Parties must each fulfil their obligations at Completion as detailed in Schedule 3.

5.3.
Notice to complete
(a)
If a Participating Party (Defaulting Party) fails to satisfy its obligations under clause 5.2 on the day and at the time and place for Completion in accordance with clause 5.1, then any other Participating Party (other than the Trustee) (Non-defaulting Party) may give the Defaulting Party a notice requiring the Defaulting Party to satisfy those obligations within a period of three Business Days from the date of the notice and declaring time to be of the essence.
(b)
If the Defaulting Party fails to satisfy those obligations within those three Business Days, the Non-defaulting Party may (subject to clause 5.3(c)), without limiting any other rights it may have, terminate this deed by written notice to the Defaulting Party.
(c)
The Participating Sellers and Participating Optionholders may only terminate this deed in accordance with clause 5.3(b) if Participating Sellers holding more than 50% of the Completion Sale Shares agree in writing to terminate this deed.
5.4.
Simultaneous actions on Completion

In respect of Completion:

(a)
the obligations of the Participating Parties under this deed are interdependent; and
(b)
all actions required to be performed are taken to have occurred simultaneously on the Completion Date.
5.5.
Conditions of Completion
(a)
Completion is conditional on the Participating Parties complying with all of their obligations under this clause 5 and Schedule 3.
(b)
If one action does not take place, without prejudice to any rights available to any party as a consequence:
(i)
there is no obligation on any Participating Party to undertake or perform any of the other actions; and

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(ii)
the other Participating Parties must do everything reasonably required to reverse those actions (including returning documents and repaying amounts received).
(c)
The Buyer may, in its sole discretion, waive any or all of the actions (where permitted by law) that the other Participating Parties are required to perform under clause this 5 and Schedule 3 and the Sellers’ Representative, may in its sole discretion, waive any or all of the actions (where permitted by law) that the Buyer is required to perform under this clause 5 and Schedule 3.
5.6.
Interdependency with Interdependent Transaction
(a)
The parties acknowledge and agree that the obligation to complete the sale and purchase of the Completion Sale Shares under this deed is interdependent on the Interdependent Transaction. Despite any other term of this deed, Completion must not occur unless completion also occurs in respect of the Interdependent Transaction.
6.
Post Completion
6.1.
Title, property and risk

Until Completion, the title to, property in and risk of the Completion Sale Shares remain solely with the Participating Sellers and the Trustee (as applicable), but they pass to the Buyer on and from Completion.

6.2.
Exercise of rights of registered shareholder
(a)
From Completion until the Completion Sale Shares are registered in the name of the Buyer, the Participating Sellers and the Trustee (on behalf of the Beneficial Holders that are Participating Sellers) (as applicable) must:
(i)
appoint the nominees of the Buyer as sole proxy and corporate representative of the Sellers to attend members' meetings, exercise the votes attached to the Completion Sale Shares and sign any members' resolution;
(ii)
not itself attend or vote at those meetings or sign any resolutions; and
(iii)
take all other actions in the capacity of a registered holder of the Completion Sale Shares as the Buyer directs.
(b)
The Buyer must indemnify the Participating Sellers and the Trustee (as applicable) from all liability arising out of the implementation of any action taken by the Buyer pursuant to the proxy referred to in clause 6.2(a).
7.
Options
7.1.
Restrictions on Dealing
(a)
Each Participating Optionholder must not Deal with an Option during the Restraint Period without the prior written consent of the Buyer and the Company, unless permitted to do so under this deed. Any purported Dealing with an Option during the Restraint Period that is not expressly permitted under this deed will be invalid.
(b)
By signing this deed, each Participating Optionholder agrees not to exercise an Option during the Restraint Period, notwithstanding that such exercise is permitted under the Option Terms, and any such purported exercise will be invalid.
7.2.
Cancellation of Options

With effect from Completion, each Participating Optionholder irrevocably agrees to the cancellation of its Options on and subject to the terms and conditions of this clause 7.

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7.3.
Consideration

As consideration for the cancellation of the Options, subject to clause 7.6:

(a)
each Participating Optionholder holding 2025 Options as at the date of this deed will be issued 0.01864 Replacement 2025 Warrants for each 2025 Option cancelled (irrespective of whether Completion occurs before or after 31 December 2025); and
(b)
each Participating Optionholder holding 2029 Options as at the date of this deed will be issued 0.01864 Replacement 2029 Warrants for each 2029 Option cancelled.
7.4.
Release

With effect on and from the Option Cancellation Date, all rights and obligations pertaining to or under the Options are irrevocably cancelled and extinguished without the need for any further act by the Participating Optionholder or the Company, and the Participating Optionholder:

(a)
irrevocably releases the Company from all its obligations in relation to the Options;
(b)
irrevocably releases and waives all rights, including in relation to any Claims, the Participating Optionholder now has, may have had, or can, shall or hereafter have by reason of any cause, matter or thing whatsoever arising out of, from or in connection with the termination and cancellation of the Options;
(c)
must, as soon as possible and without delay, deliver to the Company, or as the Company may direct, all Option certificates or other indicia of ownership relating to the Options (if any), so that such option certificates and other indicia of ownership can be cancelled;
(d)
agrees that all Option certificates relating to the Options (if any) which the Participating Optionholder has not forwarded to, or as directed by, the Company for cancellation by the Company cease to have any value or be of any effect whatsoever;
(e)
authorises the Company to update the register of optionholders in the Company by recording the cancellation and extinguishment of the Options; and
(f)
agrees that this deed may be pleaded as a bar to any Claim against the Company in connection with the Options.
7.5.
Representations and Warranties
(a)
Each Participating Optionholder represents and warrants to the Company, as at the date of this deed and immediately prior to the cancellation of the Options in accordance with this clause 7, that:
(i)
the Participating Optionholder has the power and lawful authority to enter into and perform its obligations under this deed and that this deed constitutes a legal, valid and binding obligation on the Participating Optionholder;
(ii)
at the date of this deed, the Participating Optionholder is the legal and beneficial owner of the Options detailed in Schedule 2;
(iii)
if the Participating Optionholder is a United States person (as defined under Regulation S of the Securities Act), the Participating Optionholder is an accredited investor as defined in Rule 501(a) of Regulation D of the Securities Act;
(iv)
the Options are not subject to any Encumbrances;
(v)
the Participating Optionholder is not in breach of any Option Terms; and
(vi)
at the date of this deed, other than the Options, the Participating Optionholder does not hold or have an interest in any option, Options or other rights to subscribe for or to be issued Shares.

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(b)
The Participating Optionholder understands that no public market now exists for the Replacement Warrants, and that the Buyer has made no representations that a public market will ever exist for the Replacement Warrants.
(c)
The Participating Optionholder understands that the Replacement Warrants have not been, and will not be, registered under the Securities Act, by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participating Optionholder’s investment intent and the accuracy of Participating Optionholder’s representations as expressed herein.
(d)
The Participating Optionholder understands that the Replacement Warrants are “restricted securities” under applicable U.S. federal and state laws and that, pursuant to these laws, the Participating Optionholder must hold the Replacement Warrants indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Participating Optionholder acknowledges that the Buyer has no obligation to register or qualify the Replacement Warrants for resale. The Participating Optionholder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Replacement Warrants, and requirements relating to the Buyer which are outside of the Participating Optionholder’s control, and which the Buyer is under no obligation, and may not be able, to satisfy. If the Participating Optionholder is not a United States person (as defined under Regulation S of the Securities Act), the Participating Optionholder hereby represents that it has satisfied itself as to the full observance of the laws of the Participating Optionholder’s jurisdiction in connection with any invitation to subscribe for the Replacement Warrants or any use of this Share Sale Deed, including (a) the legal requirements within the Participating Optionholder’s jurisdiction for the receipt of the Replacement Warrants; (b) any foreign exchange restrictions applicable to such receipt; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the receipt, holding, redemption, sale or transfer of the Replacement Warrants. The Participating Optionholder’s receipt of and continued beneficial ownership of the Replacement Warrants will not violate any applicable securities or other laws of the Participating Optionholder’s jurisdiction.
(e)
The certificates representing the Replacement Warrants issued pursuant to this Share Sale Deed will be imprinted with a legend substantially in the following form:

“THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.”

7.6.
Option Exercise Adjustment

If an Optionholder exercises an Option prior to the date of this deed, then:

(a)
the number of Options is reduced by the number of Options duly exercised;
(b)
the number of Sale Shares is increased by the number of Options duly exercised;

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(c)
the number of Replacement Options to be issued to the Participating Optionholder who exercised part or all of their Options is reduced by the number of Options duly exercised multiplied by 0.01864; and
(d)
the number of Consideration Shares to be issued to the Participating Optionholder who exercised Options is increased by the number of Options duly exercised multiplied by 0.01864.
8.
Warranties
8.1.
Warranties
(a)
Subject to clause 1.3, each of the Participating Sellers and the Trustee (in respect of the Title and Capacity Warranties only) represents and warrants to the Buyer that each of the Sellers Warranties is true, complete, correct and not misleading as at the date of this deed and will be true, accurate, complete and not misleading as at the Completion Date (except that a Sellers Warranty which states it is made as at or on only one of those date, or as at some other time, is made only as at that date).
(b)
Each of the Participating Optionholders represents and warrants to the Buyer that each of the Optionholders Warranties is true, complete, correct and not misleading as at the date of this deed and will be true, accurate, complete and not misleading immediately prior to the cancellation of the Options (except that an Optionholders Warranty which states that it is made as at or on only one of those date, or as at some other time, is made only as at that date).
(c)
The Buyer represents and warrants to each Seller that each of the Buyer Warranties is true, complete, correct and not misleading as at the date of this deed and will be true, accurate, complete and not misleading as at the Completion Date (except that a Buyer Warranty which states it is made as at or on only one of those date, or as at some other time, is made only as at that date).
8.2.
Qualifications

Each Warranty given by a party is given subject to and is qualified, and that party will not be liable for a breach of that Warranty, to the extent of, any fact, matter or circumstance that:

(a)
is Fairly Disclosed; or
(b)
is otherwise known by the Buyer (if a Sellers Warranty or Optionholders Warranty) or the Participating Sellers (if a Buyer Warranty) at the date of this deed.
8.3.
Reliance and survival

Each party acknowledges that:

(a)
the Buyer has entered into this deed in reliance on the Sellers Warranties and Optionholders Warranties ;
(b)
the Participating Sellers have entered into this deed in reliance on the Buyer Warranties;
(c)
the Warranties given are the only warranties on which the Participating Parties (as applicable) have relied in entering into this deed; and
(d)
the Warranties survive Completion.
8.4.
Buyer’s acknowledgment

The Buyer acknowledges that it enters into this deed as a result of its own due diligence, investigations, inquiries, advice, and knowledge concerning the Participating Sellers and Participating Optionholders, the Company and the Sale Shares and in reliance of the Sellers Warranties and Optionholders Warranties.

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8.5.
Indemnities

Subject to clause 9, each Participating Party (Indemnifying Party) must indemnify the other Participating Parties (each an Indemnified Party) from and against all Claims or Losses which the Indemnified Party may incur in connection with any of the Indemnifying Party’s Warranties being untrue, incomplete, incorrect or misleading.

9.
Limitation on Claims
9.1.
Time limit on Claims

No Participating Party (Respondent Party) will have any liability for any Loss or Claim against it by another Participating Party (Claimant Party) under this deed (including any Claim that any Warranties given by the Respondent Party were untrue, incomplete, incorrect or misleading (Relevant Claim), unless the Claimant Party has given written notice, summarising the nature of the Relevant Claim, to the Respondent Party within 12 months of the Completion Date.

9.2.
General limitations

A Respondent Party is not liable under a Relevant Claim for any Loss to the extent that the Loss:

(a)
arise from an act or omission by or on behalf of the Claimant Party before Completion that was done or made:
(i)
with the written consent of the Claimant Party; or
(ii)
at the written direction or instruction of the Claimant Party;
(b)
are increased as a result of:
(i)
any action taken or not taken (as the case may be) by the Respondent Party with the express prior written approval or direction of the Claimant Party;
(ii)
the Claimant Party not complying with any provision of this deed;
(c)
arise from the enactment or amendment of any legislation or regulations after Completion, including any legislation, regulations, amendments, interpretation, practice or policy that has a retrospective effect;
(d)
result from, or the amount of the Loss is increased due to, an increase in a rate of Tax on or after Completion; or
(e)
are remediable, provided they are remedied to the satisfaction of the Claimant Party within 30 days of written notice to the Respondent Party (or such longer period as agreed by the Claimant Party in writing).
9.3.
Threshold for Relevant Claims

No Respondent Party will be liable to any Claimant Party for any Relevant Claim unless the amount of the Relevant Claim is more than $100,000 in which case, subject to clauses 1.3, 7 and this clause 9, the full amount of the Relevant Claim is recoverable.

9.4.
Maximum aggregate liability for Relevant Claims

Subject to clause 1.3, the maximum aggregate liability of a Respondent Party for all Relevant Claims will:

(a)
in the case of a Participating Seller, not exceed an amount equal to the value of the Consideration Shares received by the Respondent Party; and

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(b)
in the case of the Trustee, not exceed an amount equal to the value of the Consideration Shares received by the Beneficial Holders whose Trustee Sale Shares are the subject of the Relevant Claims.
9.5.
Exclusions
(a)
Except as expressly set out in this deed, all terms and conditions, warranties and statements (whether express, implied, written, oral, collateral, statutory or otherwise) are excluded to the maximum extent permitted by law and, to the extent they cannot be excluded, each party disclaims all liability in relation to them, to the maximum extent permitted by law.
(b)
Notwithstanding any other provision of this deed, to the maximum extent permitted by law, no Respondent Party is liable to any Claimant Party for any Consequential Loss.
9.6.
No liability where breach

The liability of a Respondent Party in respect of a Relevant Claim will be reduced or extinguished to the extent that the relevant Loss arising in connection with the Relevant Claim is caused or contributed by any act or omission of the Claimant Party.

9.7.
No limitations

None of the limitations contained in this clause 9 will apply to any Relevant Claim to the extent that any Loss in respect of that Relevant Claim arises from, or to the extent that such Loss is increased as a result of, any fraud, wilful misconduct, wilful default or wilful concealment by or on behalf of the Respondent Party or any of its officers.

9.8.
No double recovery

A Claimant Party will not be entitled to recover damages or obtain payment, reimbursement, restitution or indemnity more than once where the same facts or circumstances give rise to a Loss or Relevant Claim.

9.9.
Independence

Each qualification and limitation in this clause 9 is to be construed independently of the others and is not limited by any other qualification or limitation.

9.10.
Survival

The provisions of this clause 9 remain in force and effect after Completion according to their terms.

9.11.
Mitigation

Each Participating Party (other than the Trustee) acknowledges and agrees that it must take reasonable steps to mitigate any Loss (or potential Loss) arising in relation to this deed.

10.
Confidentiality and announcements
10.1.
Confidentiality obligation

Subject to clause 10.2, no party may disclose:

(a)
the existence of or the terms of this deed and each document entered into under this deed;
(b)
any discussions or correspondence between the parties and any of their Representatives in relation to the transactions contemplated by this deed; or
(c)
any information which, either orally or in writing, is agreed, designated or indicated as being confidential information of the Disclosing Party or any of its Representatives,

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except:

(d)
to Representatives of the Receiving Party or of its Related Bodies Corporate requiring the information for the purposes of a Transaction Document or for genuine purposes associated with the Business or the Company, provided the disclosure is on a confidential basis;
(e)
with the prior written consent of the Disclosing Party;
(f)
if the Receiving Party is a trust, to the named beneficiaries of that trust, on a confidential basis;
(g)
if the Receiving Party is required to do so by any law, securities exchange or rating agency;
(h)
if the Receiving Party is required to do so by a Transaction Document, but only to the extent reasonably required to comply with the relevant requirement; or
(i)
if necessary to do so in connection with legal proceedings relating to this deed.
10.2.
Disclosure of confidential information

If a Receiving Party discloses Confidential Information under clause 10.1, that Receiving Party must use its reasonable endeavours to ensure that recipients of the information do not disclose the information except in the circumstances permitted in clause 10.1.

10.3.
Excluded Information

Clauses 10.1 and 10.2 do not apply to Excluded Information.

10.4.
Business Confidential Information

From the Completion Date, all non-public information relating to the Business (Business Confidential Information) is confidential information of the Buyer for the purposes of this deed.

10.5.
No disclosure of Business Confidential Information

The Participating Sellers and Participating Optionholders must not, and must procure that each of its Related Bodies Corporate and Representatives must not, use or disclose any Business Confidential Information except:

(a)
with the prior written consent of the Buyer;
(b)
if required to do so by any law, securities exchange or rating agency;
(c)
if the Sellers are required to do so by a Transaction Document but only to the extent reasonably required to comply with the relevant requirement;
(d)
if necessary to do so in connection with legal proceedings relating to a Transaction Document.
10.6.
Business Confidential Information is not Excluded Information

The Business Confidential Information is not taken to be Excluded Information only because it was known to any of the Company, Sellers, Optionholders or any Representatives of the Sellers or Optionholders at any time prior to Completion.

10.7.
Announcements

Unless required by law, a securities exchange or Government Agency no party may, before or after Completion, make or send a public announcement concerning the transactions contemplated by this deed unless it has first obtained the written consent of the Participating Parties.

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10.8.
Survival

This clause 10 continues despite the termination of this deed.

11.
GST
11.1.
Definitions

Words used in this clause 11 that have a defined meaning in the GST Law have the same meaning as in the GST Law unless the context indicates otherwise.

11.2.
GST
(a)
Unless expressly included, consideration for any supply under or in connection with this deed does not include GST.
(b)
To the extent that any supply made under or in connection with this deed is a taxable supply, the recipient must pay, in addition to consideration provided under this deed for that supply (unless it expressly includes GST) an amount (additional amount) equal to the amount of that consideration (or its GST exclusive market value) multiplied by the rate at which GST is imposed in respect of the supply. The recipient must pay the additional amount at the same time as the consideration to which it is referrable.
(c)
A payment under clause 11.2(b) only becomes payable by a party on receipt of a tax invoice for the supply to which the payment relates.
12.
Notices
12.1.
Form of Notice
(a)
Any demand, notice, consent, approval or other communication under this deed may be made or given by a party or the solicitor or attorney for that party provided that it:
(i)
is in legible writing, in English and addressed to the intended recipient; and
(ii)
is signed by the sender (if an individual) or by an authorised representative of the sender; and
(iii)
is given to the addressee by:
(A)
delivery in person; or
(B)
post to, or leaving at, that party’s address for service; or
(C)
sending by email to the party’s email address; and
(iv)
is regarded as being given by the sender and received by the addressee:
(A)
if by delivery in person or by being left at the party’s address for service, upon delivery;
(B)
if by post, two Business Days from and including the date of posting by ordinary prepaid post in respect of an address for service within Australia and 21 Business Days in respect of any other address; or
(C)
if by email, when legibly received by the addressee, with receipt being evidenced by a report generated by the sender’s machine confirming uninterrupted sending,

but if the delivery or receipt occurs on a day which is not a Business Day or at a time after 5.00pm (both the day and time being in the place of receipt) it is regarded as having been received at 9.00am on the next Business Day.

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12.2.
Address for service
(a)
For the purposes of this clause 12, a party’s address for service shall be:
(i)
if subclause (b) does not apply, the party’s postal address or email address (if any) set out:
(A)
below for the Buyer and Trustee;
(B)
in column two of Schedule 1 for each Participating Seller; and;
(C)
in column two of Schedule 2 for each Participating Optionholder; or
(ii)
if that party has notified the sender of a change of postal address or changed email address, the address or email address last so notified.
(b)
If the party is a company, that party's address shall also include its registered office.
(c)
The Buyer's address for service and electronic mail address is:

Address:	c/o Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, George Town, Grand Cayman Islands, KY1-1106
Email:	jgrafton@foothillsrareearths.com
Attention	Jennifer Grafton

(d)
The Trustee's address for service and electronic mail address is:

Address:	Level 18, 123 Pitt Street, Sydney NSW 2000
Email:	John.NEWBY@perpetual.com.au
Attention	John Newby

(e)
The Sellers' Representative's address for service and electronic mail address is:

Address:	Level 9, 28 The Esplanade, Perth Western Australia, Australia 6000
Email:	gswan@apollogroup.com.au
Attention	The Company Secretary

13.
General
13.1.
Further assurances

Each party will promptly execute all documents and do all things that another party from time to time reasonably requires of it to effect, perfect or complete the terms and conditions of this deed and any transaction contemplated by it.

13.2.
Severability

If anything in this deed is unenforceable, illegal or void then it is severed and the rest of this deed remains in force.

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13.3.
Non-merger of provisions

A provision of this deed which can and is intended to operate after its conclusion will remain in full force and effect.

13.4.
Waiver
(a)
A single or partial exercise or waiver of a right relating to this deed will not prevent any other exercise of that right or the exercise of any other right.
(b)
A party will not be liable for any loss, cost or expense of any other party caused or contributed to by any waiver, exercise, attempted exercise or failure to exercise, or any delay in the exercise of, a right.
13.5.
Prohibition or enforceability

Any provision of, or the application of any provision of, this deed, which is prohibited, void, illegal or unenforceable in any jurisdiction:

(a)
is, in that jurisdiction, ineffective only to the extent to which it is void, illegal, unenforceable or prohibited;
(b)
does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions of this deed in that or any other jurisdiction; and
(c)
is severable from this deed and will not affect the remaining provisions of this deed.
13.6.
Entire Agreement

This deed embodies the entire agreement and understanding between the Participating Parties concerning its subject matter and succeeds and cancels all other agreements and understandings concerning the subject matter of this deed and any warranty, representation, guarantee or other term and condition of any nature not contained in this deed is of no force or effect.

13.7.
No amendments without agreement

This deed may not be modified, discharged or abandoned unless by a document signed by the Participating Parties.

13.8.
Assignment

The rights and obligations of each Participating Party under this deed are personal. No Participating Party may assign, encumber or otherwise deal with such rights and obligations without the prior written consent of all other Participating Parties .

13.9.
Costs, expenses and stamp duty
(a)
Each Participating Party must bear its own costs and expenses arising out of and in connection with the negotiation, preparation and execution of this deed.
(b)
All Duty (including fines, penalties and interest or any other Duty) which may be payable on or in connection with this deed and any instrument executed under this deed must be borne by the Buyer.
13.10.
Counterparts
(a)
This deed may consist of a number of counterparts and, if so, the counterparts taken together constitute one and the same instrument.
(b)
A copy of a counterpart emailed as a PDF:
(i)
must be treated as an original counterpart;

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(ii)
is sufficient evidence of the execution of the original; and
(iii)
may be produced in evidence for all purposes in place of the original.
13.11.
Electronic execution
(a)
To the extent permitted by law, a party may sign this deed electronically, including by using software or a platform for the electronic execution of documents.
(b)
A print-out of this deed electronically signed by the Participating Parties, will be an executed original counterpart of this deed signed by all such parties.
(c)
Each party that signs this deed electronically represents and warrants that:
(i)
it or anyone signing on its behalf has been duly authorised to execute this deed and has affixed their own electronic signature; and
(ii)
it intends to be bound by this deed.
13.12.
Language

This deed is written in English.

13.13.
Governing law and jurisdiction

This deed is to be governed by and construed in accordance with all applicable laws in force in New South Wales from time to time and the Participating Parties submit to the non-exclusive jurisdiction of the courts of New South Wales.

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Schedule 1

Sellers

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3 Part B – Beneficial Holders

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Schedule 2

Options

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Schedule 3

Completion obligations

1.
Participating Sellers' Completion obligations
(a)
At or prior to Completion, each Participating Seller and the Trustee (as applicable) must deliver to the Buyer:
(i)
duly executed transfer form (in registrable form) in favour of the Buyer in respect of the Completion Sale Shares held by it;
(ii)
the certificates for the Completion Sale Shares held by it (or a statutory declaration that the certificates have been lost or destroyed);
(iii)
the Records (to the extent in the possession or control of it), which may be left at the Company's premises; and
(iv)
(if applicable) duly completed authorities for the alteration of the signatories of each bank account of the Company.
(b)
At or prior to Completion, the Participating Sellers must procure that a duly convened meeting of the board of directors of the Company is held or a circular written resolution of the board of directors of the Company is passed resolving to, subject to Completion occurring:
(i)
approve the:
(A)
transfer of the Completion Sale Shares to the Buyer with effect on and from Completion;
(B)
registration of the Buyer as the holder of the Completion Sale Shares in its register of members at Completion; and
(C)
cancellation of the existing share certificates for the Completion Sale Shares and delivery by the Company to the Buyer of a new share certificate for the Completion Sale Shares in the name of the Buyer; and
(ii)
approve the lodgement of an ASIC Form 484 "Change to Company Details" with ASIC to record the transfer of the Completion Sale Shares from the Participating Sellers and the Trustee (as applicable) to the Buyer, and any other changes to the Company;
(iii)
revoke each existing authority to operate any bank account of the Company and approve such new authority as may be requested by the Company in writing; and
(iv)
revoke any existing powers of attorney granted by the Company.
2.
Buyer's Completion obligations

At Completion, the Buyer must:

(a)
deliver to the Sellers’ Representative a copy of the resolutions of the Buyer’s directors authorising the entering into, and implementation of the transactions contemplated by, this deed;
(b)
issue and allot Consideration Shares to the Participating Sellers in accordance with the details in column four of Parts A and B of Schedule 1; and
(c)
deliver to the Sellers’ Representative a copy of the Buyer’s register of members updated to reflect each Participating Seller as the registered owner of its respective Consideration Shares.

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Schedule 4

Sellers Warranties

1.
The Sellers
(a)
Each Participating Seller and the Trustee:
(i)
(to the extent applicable) validly exists under the laws of its place of incorporation or registration;
(ii)
has full power and authority to enter into and perform its obligations under this deed and to carry out the transactions contemplated by this deed including, without limitation, the transfer of the Completion Sale Shares to the Buyer;
(iii)
if the Participating Seller is a United States person (as defined under Regulation S of the Securities Act), the Participating Seller is an accredited investor as defined in Rule 501(a) of Regulation D of the Securities Act;and
(iv)
has full authority, has taken all necessary action and has all necessary consents to enter into and perform, this deed.
(b)
The Participating Seller understands that no public market now exists for the Consideration Shares, and that the Buyer has made no assurances that a public market will ever exist for the Consideration Shares.
(c)
The Participating Seller understands that the Consideration Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participating Seller’s investment intent and the accuracy of Participating Seller’s representations as expressed herein.
(d)
The Participating Seller understands that the Consideration Shares are “restricted securities” under applicable U.S. federal and state laws and that, pursuant to these laws, the Participating Seller must hold the Consideration Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Participating Seller acknowledges that the Buyer has no obligation to register or qualify the Consideration Shares for resale. The Participating Seller further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Consideration Shares, and requirements relating to the Buyer which are outside of the Participating Seller’s control, and which the Buyer is under no obligation, and may not be able, to satisfy. If the Participating Seller is not a United States person (as defined under Regulation S of the Securities Act), the Participating Seller hereby represents that it has satisfied itself as to the full observance of the laws of the Participating Seller’s jurisdiction in connection with any invitation to subscribe for the Consideration Shares or any use of this Share Sale Deed, including (a) the legal requirements within the Participating Seller’s jurisdiction for the receipt of the Consideration Shares; (b) any foreign exchange restrictions applicable to such receipt; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the receipt, holding, redemption, sale or transfer of the Consideration Shares. The Participating Seller’s receipt of and continued beneficial ownership of the Consideration Shares will not violate any applicable securities or other laws of the Participating Seller’s jurisdiction.
(e)
The certificates representing the Warrants sold pursuant to this Agreement will be imprinted with a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE

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OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.”

(f)
This deed constitutes the valid and binding obligation of each Participating Seller and the Trustee, and is enforceable in accordance with its terms and by appropriate legal remedy.
(g)
The entry into and performance by each Participating Seller and the Trustee of its obligations under this deed (including the transfer of its Completion Sale Shares) will not cause it to breach, and will not otherwise constitute a breach of:
(i)
any obligation or deed to which it is bound;
(ii)
any writ, order or injunction, judgement or law to which it is a party or is subject or by which it is bound; or
(iii)
any applicable laws.
(h)
In respect of each Participating Seller and the Trustee, no:
(i)
meeting has been convened, resolution proposed, petition presented, or order made for its winding up;
(ii)
receiver, receiver and manager, provisional liquidator, liquidator, administrator or other officer of the court has been appointed in relation to all or any of its assets; or
(iii)
mortgagee has taken, attempted to take or indicated an intention to exercise its rights under any security of which it is the mortgagor or chargor.
2.
The Company

To the best of the Participating Sellers’ knowledge:

(a)
the Company:
(i)
validly exists under the laws of its place of incorporation or registration;
(ii)
has the power to own its assets and carry on its business; and
(iii)
has less than 50 registered holders of Shares;
(b)
in respect of the Company, no:
(i)
meeting has been convened, resolution proposed, petition presented, or order made for its winding up;
(ii)
receiver, receiver and manager, provisional liquidator, liquidator, administrator or other officer of the court has been appointed in relation to all or any of its assets; or
(iii)
mortgagee has taken, attempted to take or indicated an intention to exercise its rights under any security of which it is the mortgagor or charger; and
(c)
as at the date of this deed, the Company has no securities of any nature on issue other than the Sale Shares and the Options.

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3.
Completion Sale Shares
(a)
The Completion Sale Shares are:
(i)
fully paid;
(ii)
validly allotted and issued;
(iii)
free from Encumbrances; and
(iv)
capable of being sold and transferred free of any competing rights, including pre-emptive.

106925934v8

Schedule 5

Buyer Warranties

1.
Buyer Warranties
(a)
The Buyer:
(i)
validly exists under the laws of its place of incorporation or registration;
(ii)
has full power and authority to enter into and perform its obligations under this deed and to carry out the transactions contemplated by this deed including, without limitation, the issue and allotment of the Consideration Shares to the Participating Sellers; and
(iii)
has full authority, has taken all necessary action and has all necessary consents to enter into and perform, this deed.
(b)
This deed constitutes the valid and binding obligation of the Buyer, and is enforceable in accordance with its terms and appropriate legal remedy.
(c)
The entry into and performance by the Buyer of its obligations under this deed (including the issue and allotment of the Consideration Shares to the Participating Sellers) and the purchase of the Completion Sale Shares will not cause the Buyer to breach, and will not otherwise constitute a breach of:
(i)
any obligation or deed to which the Buyer is bound;
(ii)
any writ, order or injunction, judgement or law to which the Buyer is a party or is subject or by which it is bound; or
(iii)
any applicable laws.
(d)
In respect of the Buyer, no:
(i)
meeting has been convened, resolution proposed, petition presented, or order made for its winding up;
(ii)
receiver, receiver and manager, provisional liquidator, liquidator, administrator or other officer of the court has been appointed in relation to all or any of its assets; or
(iii)
mortgagee has taken, attempted to take or indicated an intention to exercise its rights under any security of which it is the mortgagor or chargor.
(e)
Immediately prior to Completion:
(i)
the Buyer has no securities of any nature in issue other than one ordinary share of USD0.0001 par value; and
(ii)
no person (other than the Participating Sellers and the Participating Optionholders) has any rights (including any pre-emptive rights) to be issued with any shares or securities in the Buyer other than:
(A)
the REA Sale Consideration Shares to be issued to REA upon REA Sale Completion; and
(B)
the Private Offer Shares to be issued to certain investors upon Private Offer Completion.

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(f)
Immediately upon Completion, REA Sale Completion and Private Offer Completion, the Consideration Shares will:
(i)
represent not less than 19.8% of the total issued capital of the Buyer assuming all Sellers are Participating Sellers;
(ii)
be credited as fully paid up and will have been validly issued and properly allotted to the Participating Sellers;
(iii)
rank equally in all respects with the existing issued shares of the same class in the capital of the Buyer;
(iv)
be free from any Encumbrances and from any person; and
(v)
subject to the M&As, not be subject to any escrow or other provisions restricting the on-sale of all or any of the Consideration Shares by the Participating Sellers.

106925934v8

Schedule 6

Terms and Conditions of Replacement Warrants

Part 1 - Terms and Conditions of Replacement 2025 Warrants

Entitlement

1.1.
Each Replacement 2025 Warrant entitles the holder of the Replacement 2025 Warrant to subscribe for, or to be transferred, one fully paid ordinary share of US$0.0001 par value each (Share) on payment of the Exercise Price.

Exercise Price, Expiry Date and Exercise Period

1.2.
The Exercise Price of each Replacement 2025 Warrant is A$13.41 per Share.
1.3.
The Expiry Date of each Replacement 2025 Warrant is December 31, 2025.
1.4.
The Replacement 2025 Warrants are exercisable at any time on or prior to the Expiry Date. Any Replacement 2025 Warrants not exercised by the Expiry Date automatically lapse.

Method of Exercise

1.5.
The Replacement 2025 Warrants are exercisable by the holder at any time prior to the Expiry Date subject to the holder delivering to the registered office of the Company or such other address as determined by the board of directors (Board) of:
1.5.1.
a signed notice of exercise specifying the number of Replacement 2025 Warrants exercised (Notice of Exercise); and
1.5.2.
subject to the cashless exercise option, payment by a cheque or cash or such other form of payment determined by the Board in its sole and absolute discretion as satisfactory for the amount of the Exercise Price for each Replacement 2025 Warrant being exercised.

1.6.
Cheques shall be in Australian currency or US currency made payable to the Company and crossed 'Not Negotiable' for the application for Shares on the exercise of the Replacement 2025 Warrant.

No Issue Unless Cleared Funds

1.7.
Where a cheque is presented as payment for the Exercise Price of exercised Replacement 2025 Warrants, the Company will not, unless otherwise determined by the Board, allot and issue or transfer Shares until after any cheque delivered in payment of the Exercise Price has been cleared by the banking system into the Company's account.

Minimum Exercise

1.8.
Replacement 2025 Warrants must be exercised in multiples of one hundred (100) unless fewer than one hundred (100) Replacement 2025 Warrants are held by a holder unless the Board otherwise agrees.

Actions on Exercise

1.9.
Following the exercise of Replacement 2025 Warrants:
1.9.1.
the Replacement 2025 Warrants will automatically lapse; and
1.9.2.
the Company will allot and issue, or transfer, the number of Shares for which the holder is entitled to subscribe for or acquire through the exercise of the Replacement 2025 Warrants.

Shares Issued on Exercise

1.10.
Shares issued on the exercise of the Replacement 2025 Warrants rank equally with all existing Shares.

Adjustment for Reorganization

1.11.
Subject to any applicable laws and rules of any public securities exchange on which the Company is admitted (Listing Rules), the number of Replacement 2025 Warrants held by a holder may, in the sole and absolute discretion of the Board, be determined to be such number as is appropriate and so that the

106925934v8

holder does not suffer any material detriment following any variation in the share capital of the Company arising from:
1.11.1.
a reduction, subdivision or consolidation of share capital;
1.11.2.
a reorganization of share capital;
1.11.3.
a distribution of assets in specie;
1.11.4.
the payment of a dividend, otherwise than in the ordinary course, of an amount substantially in excess of the Company's normal distribution policy; or
1.11.5.
any issue of ordinary shares or other equity securities or instruments which convert into ordinary shares by way of capitalisation of profits or reserves.

1.12.
Upon any adjustment being made, the Board will notify each holder (or his or her legal personal representative where applicable) in writing, informing them of the number of Replacement 2025 Warrants held by the relevant holder.
1.13.
If there is any reorganization of the issued share capital of the Company, the terms of Replacement 2025 Warrants and the rights of the holder who holds such Replacement 2025 Warrants will be varied, including an adjustment to the number of Replacement 2025 Warrants and/or the Exercise Price (if any) applicable to Replacement 2025 Warrants, in accordance with the Listing Rules that apply to the reorganization at the time of the reorganization.

Participation in New Issues and Other Rights

1.14.
A holder who holds Replacement 2025 Warrants is not entitled to:
1.14.1.
notice of, or to vote or attend at, a meeting of the Shareholders;
1.14.2.
receive any dividends declared by the Company; or
1.14.3.
participate in any new issues of securities offered to Shareholders during the term of the Replacement 2025 Warrants,

unless and until the Replacement 2025 Warrants are exercised and the holder holds Shares.

Quotation

1.15.
The Company will not seek official quotation of any Replacement 2025 Warrants.

Transfer of Replacement 2025 Warrants

1.16.
The Replacement 2025 Warrants are non-transferable.

Replacement 2025 Warrants to be Recorded

1.17.
Replacement 2025 Warrants will be recorded in the appropriate register of the Company.

Part 2 - Terms and Conditions of Replacement 2029 Warrants

Entitlement

1.1.
Each Replacement 2029 Warrant entitles the holder of the Replacement 2029 Warrant to subscribe for, or to be transferred, one fully paid ordinary share of US$0.0001 par value each (Share) on payment of the Exercise Price.

Exercise Price, Expiry Date and Exercise Period

1.2.
The Exercise Price of each Replacement 2029 Warrant is A$6.70 per Share.
1.3.
The Expiry Date of each Replacement 2029 Warrant is September 30 2029.
1.4.
The Replacement 2029 Warrants are exercisable at any time on or prior to the Expiry Date. Any Replacement 2029 Warrants not exercised by the Expiry Date automatically lapse.

Method of Exercise

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1.5.
The Replacement 2029 Warrants are exercisable by the holder at any time prior to the Expiry Date subject to the holder delivering to the registered office of the Company or such other address as determined by the board of directors (Board) of:
1.5.1.
a signed notice of exercise specifying the number of Replacement 2029 Warrants exercised (Notice of Exercise); and
1.5.2.
subject to the cashless exercise option, payment by a cheque or cash or such other form of payment determined by the Board in its sole and absolute discretion as satisfactory for the amount of the Exercise Price for each Replacement 2029 Warrant being exercised.
1.6.
Cheques shall be in Australian currency or US currency made payable to the Company and crossed 'Not Negotiable' for the application for Shares on the exercise of the Replacement 2029 Warrant.

No Issue Unless Cleared Funds

1.7.
Where a cheque is presented as payment for the Exercise Price of exercised Replacement 2029 Warrants, the Company will not, unless otherwise determined by the Board, allot and issue or transfer Shares until after any cheque delivered in payment of the Exercise Price has been cleared by the banking system into the Company's account.

Minimum Exercise

1.8.
Replacement 2029 Warrants must be exercised in multiples of one hundred (100) unless fewer than one hundred (100) Replacement 2029 Warrants are held by a holder unless the Board otherwise agrees.

Actions on Exercise

1.9.
Following the exercise of Replacement 2029 Warrants:
1.9.1.
the Replacement 2029 Warrants will automatically lapse; and
1.9.2.
the Company will allot and issue, or transfer, the number of Shares for which the holder is entitled to subscribe for or acquire through the exercise of the Replacement 2029 Warrants.

Shares Issued on Exercise

1.10.
Shares issued on the exercise of the Replacement 2029 Warrants rank equally with all existing Shares.

Adjustment for Reorganization

1.11.
Subject to any applicable laws and rules of any public securities exchange on which the Company is admitted (Listing Rules), the number of Replacement 2029 Warrants held by a holder may, in the sole and absolute discretion of the Board, be determined to be such number as is appropriate and so that the holder does not suffer any material detriment following any variation in the share capital of the Company arising from:
1.11.1.
a reduction, subdivision or consolidation of share capital;
1.11.2.
a reorganization of share capital;
1.11.3.
a distribution of assets in specie;
1.11.4.
the payment of a dividend, otherwise than in the ordinary course, of an amount substantially in excess of the Company's normal distribution policy; or
1.11.5.
any issue of ordinary shares or other equity securities or instruments which convert into ordinary shares by way of capitalisation of profits or reserves.
1.12.
Upon any adjustment being made, the Board will notify each holder (or his or her legal personal representative where applicable) in writing, informing them of the number of Replacement 2029 Warrants held by the relevant holder.
1.13.
If there is any reorganization of the issued share capital of the Company, the terms of Replacement 2029 Warrants and the rights of the holder who holds such Replacement 2029 Warrants will be varied, including an adjustment to the number of Replacement 2029 Warrants and/or the Exercise Price (if any) applicable to Replacement 2029 Warrants, in accordance with the Listing Rules that apply to the reorganization at the time of the reorganization.

106925934v8

Participation in New Issues and Other Rights

1.14.
A holder who holds Replacement 2029 Warrants is not entitled to:
1.14.1.
notice of, or to vote or attend at, a meeting of the Shareholders;
1.14.2.
receive any dividends declared by the Company; or
1.14.3.
participate in any new issues of securities offered to Shareholders during the term of the Replacement 2029 Warrants,

unless and until the Replacement 2029 Warrants are exercised and the holder holds Shares.

Quotation

1.15.
The Company will not seek official quotation of any Replacement 2029 Warrants.

Transfer of Replacement 2029 Warrants

1.16.
The Replacement 2029 Warrants are non-transferable.

Replacement 2029 Warrants to be Recorded

1.17.
Replacement 2029 Warrants will be recorded in the appropriate register of the Company.

106925934v8

Executed as a deed

Executed as a deed by Arredo Pty Ltd (ACN 009 256 606) in accordance with section 127 of the Corporations Act 2001 (Cth):
Director	*Director/*Company Secretary

Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by BFB Holdings Pty Limited (ACN 111 854 034) <BFB investment A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/Bradley Beer
Director	*Director/*Company Secretary
Bradley Beer
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Kristian Blaszczynski in the presence of: /s/ Stefan Michael Blaszcynski	/s/ Kristian Blaszczynski
Kristian Blaszczynski
Witness signature
Stefan Michael Blaszcynski

Name of witness

BLOCK LETTERS

Signed and sealed by Rohani Foulks in the presence of: /s/ Stefan Michael Blaszcynski	/s/ Rohani Foulks
Rohani Foulks
Witness signature
Stefan Michael Blaszcynski

Name of witness

BLOCK LETTERS

106925934v8

Signed and sealed by Carolyn Blodgett in the presence of: William Blodgett	/s/ Carolyn Blodgett
Carolyn Blodgett
Witness signature
/s/ William Blodgett

Name of witness

BLOCK LETTERS

Signed and sealed by Patrick H Brindle in the presence of: /s Sabrina Brindle	/s/ Patrick H Brindle
Patrick H Brindle
Witness signature
Sabrina Brindle

Name of witness

BLOCK LETTERS

Signed and sealed by Carl Philip Magnus Coward in the presence of: /s/ Laura Armstrong	/s/ Carl Philip Magnus Coward
Carl Philip Magnus Coward
Witness signature
Laura Armstrong

Name of witness

BLOCK LETTERS

Executed as a deed by DITM Holdings Pty Ltd (ACN 141 849 443) in accordance with section 127 of the Corporations Act 2001 (Cth): /s Todd Hannigan	/s Vivienne Hannigan
Director	*Director/*Company Secretary
Todd Hannigan	Vivienne Hannigan
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

106925934v8

Signed and sealed by Cameron Dowle in the presence of: /s/ Alex Kempa	/s/ Cameron Dowle
Cameron Dowle
Witness signature
Alex Kempa

Name of witness

BLOCK LETTERS

Signed and sealed by Justin Wexler Feil in the presence of: /s/ Christina Themas	/s/ Justin Wexler Feil
Justin Wexler Feil
Witness signature
Christina Themas

Name of witness

BLOCK LETTERS

Signed and sealed by Lee Michael Feldman in the presence of: /s/ Lauren Feldman	/s/ Lee Michael Feldman
Lee Michael Feldman
Witness signature
Lauren Feldman

Name of witness

BLOCK LETTERS

Signed and sealed by Thomas Glen Feldmann in the presence of: /s/ Amber Shipman	/s Thomas Glen Feldmann
Thomas Glen Feldmann
Witness signature
Amber Shipman

Name of witness

BLOCK LETTERS

106925934v8

Signed and sealed by James William Hermiston in the presence of: /s/ Melanie Edwards	/s/ James William Hermiston
James William Hermiston
Witness signature
Melanie Edwards

Name of witness

BLOCK LETTERS

Signed and sealed by Jesse Hibbard in the presence of: /s/ Kevin Bradley	/s/ Jesse Hibbard
Jesse Hibbard
Witness signature
Kevin Bradley

Name of witness

BLOCK LETTERS

Signed and sealed by Rodney Alexander Hooper in the presence of: /s/ Alexander Schmidt	/s/ Rodney Alexander Hooper
Rodney Alexander Hooper
Witness signature
Alexander Schmidt

Name of witness

BLOCK LETTERS

Signed and sealed by Ramnarain Jaigobind in the presence of: /s/ Maria Robles	/s/ Ramnarain Jaigobind
Ramnarain Jaigobind
Witness signature
Maria Robles

Name of witness

BLOCK LETTERS

106925934v8

Executed as a deed by J P Morgan Nominees Australia Pty Limited (ACN 002 899 961) in accordance with section 127 of the Corporations Act 2001 (Cth):
Director	*Director/*Company Secretary

Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Howard Gary Klein in the presence of: /s/ Pamela M. Rief	/s/ Howard Gary Klein
Howard Gary Klein
Witness signature
Pamela M. Rief

Name of witness

BLOCK LETTERS

Signed and sealed by Brian Laks in the presence of: /s/ Andrea Swain	/s/ Brian Laks
Brian Laks
Witness signature
Andrea Swain

Name of witness

BLOCK LETTERS

Signed and sealed by Jeffrey David Lang in the presence of: /s/ Barbara Rees	/s/ Jeffrey David Lang
Jeffrey David Lang
Witness signature
Barbara Rees

Name of witness

BLOCK LETTERS

106925934v8

Signed and sealed by Lamont Leatherman in the presence of: /s/ Heather Stretch	/s/ Lamont Leatherman
Lamont Leatherman
Witness signature
Heather Stretch

Name of witness

BLOCK LETTERS

Signed and sealed by Anna Marika Lindholm <Eldgarn Family A/C> in the presence of: /s/ Raymond Nimrod	/s/ Anna Marika Lindholm
Anna Marika Lindholm
Witness signature
Raymond Nimrod

Name of witness

BLOCK LETTERS

Executed as a deed by Amvest Capital Principal Strategic LLC in accordance with the laws of its incorporation: /s/ Stuart Macliver	/s/ Gabriel Alonso-Mendoza
Director	*Director/*Company Secretary
Stuart Macliver	Gabriel Alonso-Mendoza
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Gala Investments LLC in accordance with the laws of its incorporation: Andrew Stewart
Director	*Director/*Company Secretary
Andrew Stewart
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

106925934v8

Executed as a deed by MEM Capital Partners LLC in accordance with the laws of its incorporation: /s/ Mendel Mockin
Director	*Director/*Company Secretary
Mendel Mockin
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Jonathon Lord in the presence of: /s/ A. Brooke Lord	/s/ Jonathon Lord
Jonathon Lord
Witness signature
A. Brooke Lord

Name of witness

BLOCK LETTERS

Signed and sealed by Mark McGregor in the presence of: /s/Brent Russel Tarr	/s/ Mark McGregor
Mark McGregor
Witness signature
Brent Russel Tarr

Name of witness

BLOCK LETTERS

Signed and sealed by Faye McGregor in the presence of: /s/ Brent Russel Tarr	/s/ Faye McGregor
Faye McGregor
Witness signature
Brent Russel Tarr

Name of witness

BLOCK LETTERS

106925934v8

Executed as a deed by Meesha Investments Pty Ltd (ACN 149 732 954) <Henry Family A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Cameron Henry
Director	*Director/*Company Secretary
Cameron Henry
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Nicolas Ryan Montgomery in the presence of: /s/ Robyn Montgomery	/s/ Nicolas Ryan Montgomery
Nicolas Ryan Montgomery
Witness signature
Robyn Montgomery

Name of witness

BLOCK LETTERS

Signed and sealed by Randall Scott Fenlon in the presence of: /s/ Amanda S. Fenlon	/s/ Randall Scott Fenlon
Randall Scott Fenlon
Witness signature
Amanda S. Fenlon

Name of witness

BLOCK LETTERS

Executed as a deed by MX Nominees Pty Ltd (ACN 606 850 079) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Thomas Bleauley
Director	*Director/*Company Secretary
Thomas Bleauley
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

106925934v8

Executed as a deed by Offelbar Pty Ltd (ACN 616 028 918) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Quentin Flannery	/s/ Kim Flannery
Director	*Director/*Company Secretary
Quentin Flannery	Kim Flannery
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by James Garret Overlock in the presence of: /s/ Aimee Work	/s/ James Garret Overlock
James Garret Overlock
Witness signature
Aimee Work

Name of witness

BLOCK LETTERS

Executed as a deed by Pamplona Capital Pty Ltd (ACN 150 332 700) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Brent David Coton	/s/ Stephen James Gladwin Grove
Director	*Director/*Company Secretary
Brent David Coton	Stephen James Gladwin Grove
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Keith D Phillips in the presence of: /s/ Shelley Phillips	/s/ Keith D Phillips
Keith D Phillips
Witness signature
Shelley Phillips

Name of witness

BLOCK LETTERS

106925934v8

Executed as a deed by Pounamu Capital Pty Limited (ACN 159 901 836) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Alan Young
Director	*Director/*Company Secretary
Alan Young
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by R Todd Ruppert in the presence of: /s/ Nicole Muneses	/s/ R Todd Ruppert
R Todd Ruppert
Witness signature
Nicole Muneses

Name of witness

BLOCK LETTERS

Signed and sealed by Hugo Timothy Hamilton Schumann in the presence of: /s/ Paul Gurien	/s/ Hugo Timothy Hamilton Schumann
Hugo Timothy Hamilton Schumann
Witness signature
Paul Gurien

Name of witness

BLOCK LETTERS

Executed as a deed by Sentor Investments Pty Ltd (ACN 623 107 031) <Extreme Visions A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Keith O'Hara
Director	*Director/*Company Secretary
Keith O'Hara
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

106925934v8

Signed and sealed by Daniel Shribman in the presence of: /s/ Jennifer S. Grafton	/s/ Daniel Shribman
Daniel Shribman
Witness signature
Jennifer S. Grafton

Name of witness

BLOCK LETTERS

Signed and sealed by Alastair Warren Smith in the presence of: /s/ Alyssa Schramm	/s/ Alastair Warren Smith
Alastair Warren Smith
Witness signature
Alyssa Schramm

Name of witness

BLOCK LETTERS

Signed and sealed by Scott Sparks in the presence of: /s/ David Landrith	/s/ Scott Sparks
Scott Sparks
Witness signature
David Landrith

Name of witness

BLOCK LETTERS

Signed and sealed by Benjamin Rade Stoikovich in the presence of: /s/ Magdalena Mystkowska	/s/ Benjamin Rade Stoikovich
Benjamin Rade Stoikovich
Witness signature
Magdalena Mystkowska

Name of witness

BLOCK LETTERS

106925934v8

Signed and sealed by Patrick Rade Stubbs in the presence of: /s/ James Cox	/s/ Patrick Rade Stubbs
Patrick Rade Stubbs
Witness signature
James Cox

Name of witness

BLOCK LETTERS

Signed and sealed by Toby Edgecumbe Symonds in the presence of: /s/ Katherine Stearns Symonds	/s/ Toby Edgecumbe Symonds
Toby Edgecumbe Symonds
Witness signature
Katherine Stearns Symonds

Name of witness

BLOCK LETTERS

Signed and sealed by Thomas Richard Todd in the presence of: /s/ Harrison Taylor	/s/ Thomas Richard Todd
Thomas Richard Todd
Witness signature
Harrison Taylor

Name of witness

BLOCK LETTERS

Signed and sealed by Bernardo Da Veiga in the presence of: /s/ Stephen Kelly	/s/ Bernardo Da Veiga
Bernardo Da Veiga
Witness signature
Stephen Kelly

Name of witness

BLOCK LETTERS

106925934v8

Executed as a deed by Ward Capital Nominees Pty Ltd (ACN 614 929 690) <Ward Investment A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Gregory Colin Ward
Director	*Director/*Company Secretary
Gregory Colin Ward
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed on behalf of Perpetual Nominees Limited (ACN 000 733 700) by its duly appointed attorney under power of attorney number NSW Book 4676 No 134 dated 18 September 2014 who states that they have no notice of revocation of such appointment, in the presence of:

/s/ Stavrula Frost

/s/ John Newby
Signature of Witness	Signature of Attorney
Stavrula Frost	John Newby
Name of Witness	Name of Attorney

Signed and sealed by Katie Adamo in the presence of: /s/ Melissa Shaw	/s/ Katie Adamo
Katie Adamo
Witness signature
Melissa Shaw

Name of witness

BLOCK LETTERS

Signed and sealed by Daniel Adamo in the presence of: /s/ Melissa Shaw	/s/ Daniel Adamo
Daniel Adamo
Witness signature
Melissa Shaw

Name of witness

BLOCK LETTERS

106925934v8

Signed and sealed by Dominic Paul Allen <The Westoz Services A/C> in the presence of: /s/ Elizabeth Whiting	/s/ Dominic Paul Allen
Dominic Paul Allen
Witness signature
Elizabeth Whiting

Name of witness

BLOCK LETTERS

Executed as a deed by Archer Q Pty Ltd (ACN 661 083 718) <Village A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Patrick Murphy
Director	*Director/*Company Secretary
Patrick Murphy
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by BJS Robb Pty Ltd (ACN 126 153 811) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Shannon Burman
Director	*Director/*Company Secretary
Shannon Burman
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Dylan Paul Browne in the presence of: /s/ Phoebe Robson	/s/ Dylan Paul Browne
Dylan Paul Browne
Witness signature
Phoebe Robson

Name of witness

BLOCK LETTERS

106925934v8

Signed and sealed by Christopher David Champion in the presence of: /s/ Maria Diva Mia Llanes Magtibay	/s/ Christopher David Champion
Christopher David Champion
Witness signature
Maria Diva Mia Llanes Magtibay

Name of witness

BLOCK LETTERS

Signed and sealed by Diana Champion in the presence of: /s/ Maria Diva Mia Llanes Magtibay	/s/ Diana Champion
Diana Champion
Witness signature
Maria Diva Mia Llanes Magtibay

Name of witness

BLOCK LETTERS

Executed as a deed by Cool Enterprises Pty Ltd (ACN 626 031 258) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Elsa Cool
Director	*Director/*Company Secretary
Elsa Cool
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Samuel Cordin in the presence of: /s/ Dylan Browne	/s/ Samuel Cordin
Samuel Cordin
Witness signature
Dylan Browne

Name of witness

BLOCK LETTERS

106925934v8

Executed as a deed by Fernland Holdings Pty Ltd (ACN 112 884 143) <The Celato A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Jeremy Bond
Director	*Director/*Company Secretary
Jeremy Bond
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Jennifer Grafton in the presence of: /s/ E. Martin Enriquez	/s/ Jennifer Grafton
Jennifer Grafton
Witness signature
E. Martin Enriquez

Name of witness

BLOCK LETTERS

Signed and sealed by Norman John Graham in the presence of: /s/ Jennifer Lynn Graham	/s/ Norman John Graham
Norman John Graham
Witness signature
Jennifer Lynn Graham

Name of witness

BLOCK LETTERS

Signed and sealed by Derek Hannigan in the presence of: /s/ Silvia Hannigan	/s/ Derek Hannigan
Derek Hannigan
Witness signature
Silvia Hannigan

Name of witness

BLOCK LETTERS

106925934v8

Executed as a deed by Harbour View Capital Pty Ltd (ACN 640 335 557) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Dominic Allen
Director	*Director/*Company Secretary
Dominic Allen
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Kitabella Pty Ltd (ACN 163 035 783) <Kitabella A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Kirk Kileff	/s/ Sarah-Anne Kileff
Director	*Director/*Company Secretary
Kirk Kileff	Sarah-Anne Kileff
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Ledger Holdings Pty Ltd (ACN 007 253 723) <Mochkin Family No#2 A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Lisa D. Mochkin
Director	*Director/*Company Secretary
Lisa D. Mochkin
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Griffin & Fleming LLC in accordance with the laws of its incorporation: /s/ Donald S. Swartz II
Director	*Director/*Company Secretary
Donald S. Swartz II
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

106925934v8

Executed as a deed by Lucerne SAF Pty Ltd (ACN 653 783 307) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Anthony Murphy	/s/ Michael Houghton
Director	*Director/*Company Secretary
Anthony Murphy	Michael Houghton
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Gail Mitchelmore in the presence of: /s/ Dylan Browne	/s/ Gail Mitchelmore
Gail Mitchelmore
Witness signature
Dylan Browne

Name of witness

BLOCK LETTERS

Executed as a deed by Morish Equities Pty Ltd (ACN 634 120 880) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Trevor Hannigan	/s/ Margaret Hannigan
Director	*Director/*Company Secretary
Trevor Hannigan	Margaret Hannigan
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Antony Steven Moser in the presence of: /s/ Bradley Adamnson	/s/ Antony Steven Moser
Antony Steven Moser
Witness signature
Bradley Adamnson

Name of witness

BLOCK LETTERS

106925934v8

Executed as a deed by Moshos Family Investments Pty Ltd (ACN 154 056 194) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Anastasios Arima
Director	*Director/*Company Secretary
Anastasios Arima
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Nalaroo Holdings Pty Ltd <Lavoipierre Taylor FAM A/C> (ACN 621 648 717) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Vaughn William Taylor
Director	*Director/*Company Secretary
Vaughn William Taylor
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Non Correlated Capital Pty Ltd <Lucerne Select Alpha Fund> (ACN 143 882 562) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Troy Burns	/s/ Robert Garton Smith
Director	*Director/*Company Secretary
Troy Burns	Robert Garton Smith
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Palm Ave Pty Ltd <Palm Avenue A/C> (ACN 636 163 874) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Craig Marsh
Director	*Director/*Company Secretary
Craig Marsh
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

106925934v8

Executed as a deed by PS Capital Pty Ltd (ACN 166 253 167) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Trishul Seth	/s/ Prakash Seth
Director	*Director
Trishul Seth	Prakash Seth
Name of Director BLOCK LETTERS	Name of *Director/ BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Verve Capital Pty Ltd (ACN 124 197 306) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Gregory Swan	/s/ Rebecca Swan
Director	*Director/*Company Secretary
Gregory Swan	Rebecca Swan
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Verve Investments Pty Ltd (ACN 124 204 093) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Gregory Swan
Sole Director	*Director/*Company Secretary
Gregory Swan
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed for and on behalf of Rare Earths Americas Ltd. (Registration number 419111): /s/ Don Swartz
Director
Don Swartz
Name of Director BLOCK LETTERS

106925934v8

Executed as a deed by Foothills Rare Earths Limited (ACN 645 424 979) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Gregory Swan	/s/ Dominic Allen
Director	*Director/*Company Secretary
Gregory Swan	Dominic Allen
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Andrew Whitson <Whitson Family A/C> in the presence of: /s/ Claire Kotevski	/s/ Andrew Whitson
Andrew Whitson
Witness signature
Claire Kotevski

Name of witness

BLOCK LETTERS

Signed and sealed by Patrick Joseph Murphy in the presence of: /s/ Yvette Murphy	/s/ Patrick Joseph Murphy
Patrick Joseph Murphy
Witness signature
Yvette Murphy

Name of witness

BLOCK LETTERS

Signed and sealed by James Fisher McDonald in the presence of: /s/ Stewart Woodhill	/s/ James Fisher McDonald
James Fisher McDonald
Witness signature
Stewart Woodhill

Name of witness

BLOCK LETTERS

106925934v8

Executed as a deed by Raven Nominees Pty Ltd (ACN 147 959 751) <Special Opport Fund No1> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Kristian James Blaszczynski	/s/ Phillip Sheridan
Director	*Director/*Company Secretary
Kristian James Blaszczynski	Phillip Sheridan
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Phillip Sheridan <Sheridan Superfund A/C> in the presence of: /s/ Kristian James Blaszczynski	/s/ Phillip Sheridan
Phillip Sheridan
Witness signature
Kristian James Blaszczynski

Name of witness

BLOCK LETTERS

Signed and sealed by Etsuko Hisatomi <Sheridan Superfund A/C> in the presence of: /s/ Kristian James Blaszczynski	/s/ Etsuko Hisatomi
Etsuko Hisatomi
Witness signature
Kristian James Blaszczynski

Name of witness

BLOCK LETTERS

Signed and sealed by Samuel James Allert in the presence of: /s/ Charles Paltridge	/s/ Samuel James Allert
Samuel James Allert
Witness signature
Charles Paltridge

Name of witness

BLOCK LETTERS

106925934v8

Signed and sealed by Stacey Allert in the presence of: /s/ Charles Paltridge	/s/ Stacey Allert
Stacey Allert
Witness signature
Charles Paltridge

Name of witness

BLOCK LETTERS

Executed as a deed by Monicmar Pty Ltd (ACN 628 418 708) <Monicmar Super A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Martin Rosser	/s/ Monica Rosser
Director	*Director/*Company Secretary
Martin Rosser	Monica Rosser
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Hugh Jack Stackpool <Stackpool Superfund A/C> in the presence of: /s/ Belinda Teichmann	/s/ Hugh Jack Stackpool
Hugh Jack Stackpool
Witness signature
Belinda Teichmann

Name of witness

BLOCK LETTERS

Signed and sealed by Lara Kate Stackpool <Stackpool Superfund A/C> in the presence of: /s/ Belinda Teichmann	/s/ Lara Kate Stackpool
Lara Kate Stackpool
Witness signature
Belinda Teichmann

Name of witness

BLOCK LETTERS

106925934v8

Executed as a deed by Mulberry Street Pty Ltd (ACN 625 887 596) <Mulberry Street A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Geraldine Joy Gates	/s/ Jeffrey Edward Gates
Director	*Director/*Company Secretary
Geraldine Joy Gates	Jeffrey Edward Gates
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Angus Buchanan Bligh <The Bligh Family A/C> in the presence of: /s/ Belinda Teichmann	/s/ Angus Buchanan Bligh
Angus Buchanan Bligh
Witness signature
Belinda Teichmann

Name of witness

BLOCK LETTERS

Signed and sealed by Rebecca Jean Bligh <The Bligh Family A/C> in the presence of: /s/ Witness	/s/ Rebecca Jean Bligh
Rebecca Jean Bligh
Witness signature
(None provided)

Name of witness

BLOCK LETTERS

Executed as a deed by Shadow Mountain Investments Pty Ltd (ACN 612 550 446) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Dominic Allen
Director	*Director/*Company Secretary
Dominic Allen
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

106925934v8

Executed as a deed by Correze Pty Ltd (ACN 167 851 274) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Caroline Goossens
Director	*Director/*Company Secretary
Caroline Goossens
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Elizabeth Matthews in the presence of: /s/ Gregory Swan	/s/ Elizabeth Matthews
Elizabeth Matthews
Witness signature
Gregory Swan

Name of witness

BLOCK LETTERS

Executed as a deed by Equa Holdings Pty Ltd (ACN 124 931 719) <Seamac Family A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Clinton McGhie
Director	*Director/*Company Secretary
Clinton McGhie
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Christopher Donald Sutherland in the presence of: /s/ Jhonny Lutula	/s/ Christopher Donald Sutherland
Christopher Donald Sutherland
Witness signature
Jhonny Lutula

Name of witness

BLOCK LETTERS

106925934v8

Executed as a deed by Sternship Advisers Pty Ltd (ACN 619 280 910) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Tim Day	/s/ Yvonne Hoy
Director	*Company Secretary
Tim Day	Yvonne Hoy
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Abbotshall Avenue Pty Ltd (ACN 658 348 764) <Abbotshall Avenue Fam A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Lachlan Lynch
Director	*Director/*Company Secretary
Lachlan Lynch
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Signed and sealed by Lachlan Ethan Lynch in the presence of: /s/ Gregory Swan	/s/ Lachlan Ethan Lynch
Lachlan Ethan Lynch
Witness signature
Gregory Swan

Name of witness

BLOCK LETTERS

Signed and sealed by Denise Elizabeth Pringle in the presence of: /s/ Peter Woodman	/s/ Denise Elizabeth Pringle
Denise Elizabeth Pringle

106925934v8

Witness signature
Peter Woodman

Name of witness

BLOCK LETTERS

Signed and sealed by Peter Woodman in the presence of: /s/ Gregory Swan	/s/ Peter Woodman
Peter Woodman
Witness signature
Gregory Swan

Name of witness

BLOCK LETTERS

Executed as a deed by Lioness Capital Pty Ltd (ACN 648 450 515) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Elizabeth Matthews	/s/ Elizabeth Matthews
Director	*Company Secretary
Elizabeth Matthews	Elizabeth Matthews
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

Executed as a deed by Bouchi Pty Ltd (ACN 051 698 401) <Abbotshall Avenue Fam A/C> in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Michael Bowen	/s/ Beverly Bowen
Director	*Director/*Company Secretary
Michael Bowen	Beverly Bowen
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

106925934v8

Signed and sealed by Kristian James Blaszczynski <Carabella Super Fund A/C> in the presence of: /s/ Stefan Michael Blaszczynski	/s/ Kristian James Blaszczynski
Kristian James Blaszczynski
Witness signature
Stefan Michael Blaszczynski

Name of witness

BLOCK LETTERS

Signed and sealed by Jacklyn Beryl Blaszczynski <Carabella Super Fund A/C> in the presence of: /s/ Stefan Michael Blaszczynski	/s/ Jacklyn Beryl Blaszczynski
Jacklyn Beryl Blaszczynski
Witness signature
Stefan Michael Blaszczynski

Name of witness

BLOCK LETTERS

Signed and sealed by Stefan Michael Blaszczynski <The Gamble Super Fund A/C> in the presence of: /s/ Kristian James Blaszczynski	/s/ Stefan Michael Blaszczynski
Stefan Michael Blaszczynski
Witness signature
Kristian James Blaszczynski

Name of witness

BLOCK LETTERS

Signed and sealed by Georgina Elizabeth Gamble <The Gamble Super Fund A/C> in the presence of: /s/ Kristian James Blaszczynski	/s/ Georgina Elizabeth Gamble
Georgina Elizabeth Gamble
Witness signature
Kristian James Blaszczynski

Name of witness

BLOCK LETTERS

106925934v8

Signed and sealed by Robert Arthur Behets <Behets Family A/C> in the presence of: /s/ Natalie Taylor	/s/ Robert Arthur Behets
Robert Arthur Behets
Witness signature
Natalie Taylor

Name of witness

BLOCK LETTERS

Signed and sealed by Kristina Jane Behets <Behets Family A/C> in the presence of: /s/ Natalie Taylor	/s/ Kristina Jane Behets
Kristina Jane Behets
Witness signature
Natalie Taylor

Name of witness

BLOCK LETTERS

Executed as a deed by Chapman Hill Investments Pty Ltd (ACN 159 938 548) in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Natasha Pearce
Sole Director	*Director/*Company Secretary
Natasha Pearce
Name of Director BLOCK LETTERS	Name of *Director/*Company Secretary BLOCK LETTERS *please strike out as appropriate

106925934v8